UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22391

Nuveen Build America Bond Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

Monthly income from a diversified portfolio of taxable municipal bonds.

Semi-Annual Report
September 30, 2012

Nuveen Build America Bond Fund
NBB

Nuveen Build America Bond Opportunity Fund
NBD

12 September

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage and Other Information	8

Dividend and Share Price Information	10

Performance Overviews	11

Shareholder Meeting Report	13

Portfolios of Investments	14

Statement of Assets and Liabilities	25

Statement of Operations	26

Statement of Changes in Net Assets	27

Statement of Cash Flows	28

Financial Highlights	30

Notes to Financial Statements	32

Annual Investment Management Agreement Approval Process	42

Reinvest Automatically, Easily and Conveniently	51

Glossary of Terms Used in this Report	53

Additional Fund Information	55

Chairman’s
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area continue to cast a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. Despite strong action by the European Central Bank, member nations appear unwilling to surrender sufficient sovereignty to unify the Euro area financial system or strengthen its banks. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time is running out.

In the U.S., the extended period of increasing corporate earnings that enabled the equity markets to withstand the downward pressures coming from weakening job creation and slower economic growth appears to be coming to an end. The Fed remains committed to low interest rates and announced a third phase of quantitative easing (QE3) scheduled to continue until mid-2015. The recent election results have removed a major element of uncertainty in the U.S. political picture, but it remains to be seen whether the outcome will reduce the highly partisan atmosphere in Congress and enable progress on the many pressing fiscal and budgetary issues that must be resolved in the coming months.

During the last twelve months, U.S. investors have experienced a solid recovery in the domestic equity markets with increasing volatility as the ‘fiscal cliff’ approaches. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
November 21, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen Build America Bond Fund (NBB)
Nuveen Build America Bond Opportunity Fund (NBD)

Portfolio manager Daniel Close discusses U.S. economic and municipal market conditions, key investment strategies and the performance of the Nuveen Build America Bond Fund (NBB) and the Nuveen Build America Bond Opportunity Fund (NBD). Dan, who joined Nuveen in 2000, has managed NBB since its inception in April 2010 and NBD since its inception in November 2010.

What key strategies were used to manage NBB and NBD during the reporting period ended September 30, 2012?

Nuveen NBB and NBD are designed to invest primarily in Build America Bonds (BABs) and other taxable municipal bonds. The primary investment objective of these two Funds is to provide current income through investments in taxable municipal securities. Their secondary objective is to seek enhanced portfolio value and total return. The Funds offer strategic portfolio diversification opportunities for traditional municipal bond investors, while providing investment options to investors that have not traditionally purchased municipal bonds, including public and corporate retirement plans, endowments, life insurance companies, and sovereign wealth funds. For these investors, the Funds can offer investment-grade municipal credit, current income and strong call protection.

With the end of the BAB new issuance program at the end of 2010, our focus during this period was on taking advantage of opportunities to add value and improve the liquidity profiles of both NBB and NBD by purchasing additional benchmark BAB issues in the secondary market, which remained active during this period. Benchmark BAB issues, which typically offer more liquidity than their non-benchmark counterparts, are defined as BABs over $250 million in size and therefore eligible for inclusion in the Barclays Build America Bond Index. Their greater liquidity makes them potentially easier to sell in case of eventual Fund termination. In contrast, non-benchmark BABs generally are smaller issues that may offer the same credit quality as benchmark BABs, but sometimes require more detailed credit reviews before purchase and consequently may be less liquid. During NBB’s initial investment phase, fewer benchmark, or index eligible, BABs were available in the market. As a result, we purchased a greater mix of benchmark and non-benchmark BAB issues to complete NBB’s invest-up in mid-2010. In NBD, the heavy supply of new BABs during the last part of 2010 enabled us to complete the invest-up of this Fund with a greater emphasis on benchmark BAB issues.

During this period, bids for non-benchmark BABs remained strong, and NBB and NBD took advantage of this situation to sell positions in these bonds at attractive prices and generate cash for purchases of additional benchmark BABs. The majority of our

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

purchases during this period were long-dated BABs in essential services revenue sectors, including water and sewer, airports, toll roads and electric utilities. We believed that bonds in this area of the market offered better relative value than general obligation or appropriation bonds, which also could increase the Funds’ exposure to fiscal problems faced by local governments, including lower real estate valuations, property tax collection, and pension issues. Overall, trading activity was more limited in NBD, which as previously mentioned, was more heavily invested in bonds with more liquidity. We believe our trading activity during this period enhanced our efforts to maximize the Funds’ liquidity and better positioned NBB and NBD for potential termination in 2020 and we expect less turnover going forward.

Shareholders should also note that both NBB and NBD have contingent term provisions stating that if there is no new issuance of BABs or similar U.S. Treasury subsidized taxable municipal bonds for any 24-month period ending on or before December 31, 2014, NBB and NBD will terminate on or around June 30, 2020 and December 31, 2020, respectively. In our opinion, the non-renewal of the BAB program at the end of 2010 increased the likelihood of the contingent term provisions being exercised on December 31, 2012. Nonetheless, we believe the opportunity still exists to add value for the shareholders of these Funds through active management and strong credit research.

As part of their investment strategies, NBB and NBD use an integrated leverage and hedging strategy to seek to enhance current income and total return, while working to maintain a level of interest rate risk similar to that of the Barclays Build America Bond Index. During the six month period ended September 30, 2012, the leverage in NBB and NBD was rebalanced using bank borrowings after the Funds’ leverage ratios fell below their internal operating ranges. During the period, the bank borrowings increased NBB’s leverage ratio from 25.0% to 28.3% and NBD’s leverage ratio from 25.6% to 28.5%, bringing both Funds in-line with their internal target leverage ratios. As of September 30, 2012, the majority of the Funds’ leverage was funded by inverse floating rate securities, with the remainder supplied by bank borrowings. Both Funds also used interest rate swaps to reduce their leverage adjusted portfolio duration to a level close to that of the index. In addition, the Funds entered into staggered interest rate swaps to partially fix the interest cost of leverage. During this period, these swaps detracted from performance as interest rates declined. The integrated leverage and hedging strategy is discussed further later in this report.

How did NBB and NBD perform over this period?

Results for NBB and NBD, as well as relevant index information, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value*

For periods ended 9/30/12

			Since
Fund	6-Month	1-Year	Inception**
NBB	7.68%	10.53%	13.84%
Barclays Build America Bond Index***	6.99%	11.58%	14.90%
NBD	7.22%	10.45%	19.09%
Barclays Build America Bond Index***	6.99%	11.58%	19.92%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*	Six-month returns are cumulative; all other returns are annualized.

**	The since inception for NBB and it comparative index are from 4/27/10 and for NBD and its comparative index are from 11/23/10.

***	Refer to the Glossary of Terms Used in this Report for definitions. Indexes are not available for direct investment.

6	Nuveen Investments

For the six months ended September 30, 2012, the cumulative returns on net asset value (NAV) for both NBB and NBD exceeded the return for the Barclays Build America Bond Index. Overall, the BAB market performed well during this period, boosted by the rally in the Treasury market, strong demand for BABs that resulted in a scarcity premium in pricing and additional price support provided by buy and hold investors. Key management factors that influenced the returns of NBB and NBD during this period included duration and yield curve positioning, the use of derivatives, credit exposure and sector allocation.

In an environment of declining rates, bonds with longer maturities generally outperformed those with shorter maturities during this period. Overall, credits at the longest end of the yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. For the period, duration was a positive contributor to the performance of both NBB and NBD. This can be attributed to the Funds’ strong weightings in the longer segments of the yield curve that performed well.

As previously discussed, as part of their integrated leverage and hedging strategy, both NBB and NBD used inverse floating rate securities (and bank borrowings) as leverage to potentially magnify performance. At the same time, the Funds used interest rate swaps to bring their durations in line with that of the Barclays Build America Bond Index, which ranged between 12 and 13 years for the period. During this period, as rates fell and bonds with longer maturities outperformed, the use of inverse floaters had a positive impact on the Funds’ performance. However, because NBB and NBD also were using swaps to short long interest rates at a time when rates were falling and bond prices rising, the use of swaps was the biggest detractor from the Funds’ total return performance for the period. Much of the negative impact from swaps was offset by the strong performance of the Funds’ underlying portfolios, and the Funds will seek to continue to use an integrated leverage and hedging strategy to position their durations consistent with that of the Barclays Build America Bond Index.

Overall, credit rating exposure was the most important positive contributor to performance in both NBB and NBD during this period, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads or the difference in yield spreads between U.S. Treasury securities and comparable investments, narrowed through a variety of rating categories. As a result of this spread compression, the Funds generally benefited from their holdings of lower rated credits. Both Funds had good exposure to lower quality bonds and smaller weightings in the AAA category that underperformed. NBB had a heavier allocation of bonds rated A than NBD, while NBD held more AA rated bonds.

The Funds’ sector allocations were well diversified, with the heaviest weightings in general obligation and other tax supported bonds, transportation and education. Both Funds also had small allocations of tobacco bonds, and NBD also had some exposure to the health care sector. The overall impact of this sector allocation was marginally positive for both Funds.

Nuveen Investments	7

Fund Leverage and
Other Information

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative index was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on net asset value and total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period, but this was slightly dimished by the program used to manage the rate of interest paid on the leverage, as floating rates of interest would have been more favorable over the period.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Build America Bonds Risk. BABs are a new form of municipal financing, and the market is smaller, less diverse, and potentially less liquid than other types of municipal securities. In addition, bonds issued after December 31, 2010, will not qualify as BABs unless the relevant section of the program is extended. Consequently, if the program is not extended, BABs may be less actively traded which may negatively affect the value of BABs held by each Fund.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

8	Nuveen Investments

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Nuveen Investments	9

Dividend and Share Price Information

DIVIDEND INFORMATION

During the six-month reporting period ended September 30, 2012, the dividends for both NBB and NBD remained stable.

NBB and NBD seek to pay stable dividends at rates that reflect the Funds’ past results and projected future performance. During certain periods, the Funds may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Funds during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. The Funds will, over time, pay all of their net investment income as dividends to shareholders. As of September 30, 2012, NBB and NBD had positive UNII balances, based upon our best estimate, for tax purposes and negative UNII balances for financial reporting purposes.

SHARE REPURCHASES AND PRICE INFORMATION

Since the inception of the Funds’ repurchase programs, NBB and NBD have not repurchased any of their outstanding shares.

As of September 30, 2012, and during the six-month reporting period, the Funds’ share prices were trading at (-) discounts to their NAVs as shown in the accompanying table.

	9/30/12	Six-Month Average
Fund	(-)Discount	(-)Discount
NBB	(-)4.34%	(-)5.03%
NBD	(-)6.33%	(-)7.16%

10	Nuveen Investments

NBB	Nuveen Build
Performance	America Bond
OVERVIEW	Fund
as of September 30, 2012

Fund Snapshot
Share Price		$21.40
Net Asset Value (NAV)		$22.37
Premium/Discount to NAV		-4.34%
Market Yield		6.08%
Net Assets ($000)		$591,919

Leverage
Regulatory Leverage		13.07%
Effective Leverage		28.27%

Average Annual Total Returns
(Inception 4/27/10)
	On Share Price	On NAV
6-Month (Cumulative)	9.36%	7.68%
1-Year	14.42%	10.53%
Since Inception	9.95%	13.84%

States2
(as a % of total municipal bonds)
California		20.1%
Illinois		11.8%
New York		10.3%
Texas		8.1%
Ohio		5.3%
South Carolina		4.6%
Nevada		4.4%
Georgia		3.7%
Michigan		3.5%
Washington		3.2%
Louisiana		3.2%
New Jersey		3.1%
Tennessee		2.6%
Virginia		2.6%
Other		13.5%

Portfolio Composition2,3
(as a % of total investments)
Tax Obligation/Limited		22.8%
Tax Obligation/General		21.7%
Utilities		19.7%
Transportation		17.1%
Water and Sewer		13.6%
Education and Civic Organizations		4.0%
Short-Term Investments4		0.0%
Other		1.1%

Build America Bond Allocation2
(as a % of total municipal bonds)
Build America Bonds		96.6%
Non-Build America Bonds		3.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

2	Holdings are subject to change.
3	Excluding investments in derivatives.
4	Rounds to less than 0.1%.

Nuveen Investments	11

NBD	Nuveen Build
Performance	America Bond
OVERVIEW	Opportunity Fund
as of September 30, 2012

Fund Snapshot
Share Price		$22.05
Net Asset Value (NAV)		$23.54
Premium/Discount to NAV		-6.33%
Market Yield		5.80%
Net Assets ($000)		$169,578

Leverage
Regulatory Leverage		6.35%
Effective Leverage		28.47%

Average Annual Total Returns
(Inception 11/23/10)
	On Share Price	On NAV
6-Month (Cumulative)	8.27%	7.22%
1-Year	11.15%	10.45%
Since Inception	12.53%	19.09%

States2
(as a % of total municipal bonds)
California		18.5%
Illinois		13.3%
New York		13.1%
South Carolina		8.4%
New Jersey		6.4%
Texas		4.8%
Colorado		4.2%
Michigan		3.8%
Ohio		3.5%
Georgia		3.0%
Massachusetts		2.8%
Indiana		2.5%
Virginia		2.4%
Other		13.3%

Portfolio Composition2,3
(as a % of total investments)
Tax Obligation/Limited		30.5%
Water and Sewer		17.6%
Transportation		16.5%
Tax Obligation/General		13.6%
Utilities		13.5%
Education and Civic Organizations		3.8%
Short-Term Investments		0.5%
Other		4.0%

Build America Bond Allocation2
(as a % of total municipal bonds)
Build America Bonds		97.0%
Non-Build America Bonds		3.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

2	Holdings are subject to change.
3	Excluding investments in derivatives.

12	Nuveen Investments

NBB	Shareholder Meeting Report
NBD	The annual meeting of shareholders was held on July 31, 2012, in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL 60606; at this meeting the shareholders were asked to vote on the election of Board Members.

	NBB	NBD
	Common shares	Common shares
Approval of the Board Members was reached as follows:
Robert P. Bremner
For	24,774,779	6,337,859
Withhold	335,089	158,208
Total	25,109,868	6,496,067
Jack B. Evans
For	24,782,297	6,337,191
Withhold	327,571	158,876
Total	25,109,868	6,496,067
William J. Schneider
For	24,784,257	6,341,835
Withhold	325,611	154,232
Total	25,109,868	6,496,067

Nuveen Investments	13

Nuveen Build America Bond Fund
NBB	Portfolio of Investments
September 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 124.1% (100.0% of Total Investments)
	Arizona – 2.6% (2.1% of Total Investments)
$4,070	Downtown Phoenix Hotel Corporation, Arizona, Revenue Bonds, Subordinate Lien Series 2005C, 5.290%, 7/01/18 – FGIC Insured	No Opt. Call	A2	$4,177,204
10,000	Mesa, Arizona, Utility System Revenue Bonds, Series 2010, 6.100%, 7/01/34	7/20 at 100.00	Aa2	11,423,900
14,070	Total Arizona			15,601,104
	California – 24.9% (20.1% of Total Investments)
75	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Lien, Build America Federally Taxable Bond Series 2010S-1, 6.793%, 4/01/30	No Opt. Call	A+	97,652
500	California Infrastructure and Economic Development Bank, Revenue Bonds, University of California San Francisco Neurosciences Building, Build America Taxable Bond Series 2010B, 6.486%, 5/15/49	No Opt. Call	Aa2	622,030
3,005	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build America Taxable Bond Series 2009G-2, 8.361%, 10/01/34	No Opt. Call	A2	3,851,959
4,050	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build America Taxable Bond Series 2010A-2, 8.000%, 3/01/35	3/20 at 100.00	A2	4,494,285
7,000	California State University, Systemwide Revenue Bonds, Build America Taxable Bond Series 2010B, 6.484%, 11/01/41	No Opt. Call	Aa2	8,709,050
4,500	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010, 7.950%, 3/01/36	3/20 at 100.00	A1	5,411,925
10,000	California State, General Obligation Bonds, Various Purpose, Build America Taxable Bond Series 2010, 7.600%, 11/01/40	No Opt. Call	A1	13,939,200
1,500	City and County of San Francisco Redevelopment Financing Authority, California, Taxable Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 2009F, 8.406%, 8/01/39	No Opt. Call	A	1,738,905
15,000	Los Angeles Community College District, California, General Obligation Bonds, Build America Taxable Bonds, Series 2010, 6.600%, 8/01/42	No Opt. Call	Aa1	20,331,150
10,000	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Series 2010, 6.600%, 8/01/42 (UB) (4)	No Opt. Call	Aa1	13,554,100
	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Projects I, Build America Taxable Bond Series 2010B:
5,500	7.488%, 8/01/33	No Opt. Call	AA–	7,218,200
17,500	7.618%, 8/01/40	No Opt. Call	AA–	23,751,350
9,385	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39	No Opt. Call	AA–	12,331,890
1,435	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally Taxable – Direct Payment – Build America Bonds, Series 2010D, 6.574%, 7/01/45	No Opt. Call	AA–	2,095,602
2,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender Option Bond Trust T0003, 29.607%, 7/01/42 (IF) (4)	No Opt. Call	AA	6,811,300
3,000	Oakland Redevelopment Agency, California, Subordinated Housing Set Aside Revenue Bonds, Federally Taxable Series 2011A-T, 7.500%, 9/01/19	No Opt. Call	A	3,421,110
2,355	San Bernardino Community College District, California, General Obligation Bonds, Election of 2008, Build America Taxable Bond Series 2009C, 7.630%, 8/01/44	No Opt. Call	Aa2	3,091,597
1,365	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Build America Taxable Bonds, Series 2010B, 6.000%, 11/01/40	No Opt. Call	AA–	1,687,823
3,000	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Build America Taxable Bonds, Series 2010G, 6.950%, 11/01/50	No Opt. Call	AA–	4,277,040
4,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond Trust B001, 29.197%, 11/01/30 (IF)	No Opt. Call	AA–	6,252,400

14	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Stanton Redevelopment Agency, California, Consolidated Project Tax Allocation Bonds, Series 2011A:
$275	6.500%, 12/01/17	No Opt. Call	A–	$296,566
295	6.750%, 12/01/18	No Opt. Call	A–	319,913
2,505	University of California, General Revenue Bonds, Limited Project, Build America Taxable Bond Series 2010F, 5.946%, 5/15/45	No Opt. Call	Aa2	3,134,481
108,245	Total California			147,439,528
	Colorado – 1.1% (0.9% of Total Investments)
3,100	Denver School District 1, Colorado, General Obligation Bonds, Build America Taxable Bonds, Series 2009C, 5.664%, 12/01/33	No Opt. Call	Aa2	3,940,472
2,000	Mesa State College, Colorado, Auxiliary Facilities Enterprise Revenue Bonds, Build America Taxable Bond Series 2010B, 6.746%, 5/15/42	No Opt. Call	Aa2	2,666,480
5,100	Total Colorado			6,606,952
	Connecticut – 0.9% (0.7% of Total Investments)
4,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic Development Bond Series 2010B, 12.500%, 4/01/39	4/20 at 100.00	N/R	5,312,565
	Florida – 1.0% (0.8% of Total Investments)
5,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Build America Taxable Bonds, Series 2010G, 5.750%, 6/01/35	6/19 at 100.00	AAA	5,604,200
	Georgia – 4.6% (3.7% of Total Investments)
9,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Taxable Build America Bonds Series 2010A, 6.637%, 4/01/57	No Opt. Call	A+	10,618,650
15,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57	No Opt. Call	A–	16,461,150
24,000	Total Georgia			27,079,800
	Illinois – 14.6% (11.8% of Total Investments)
3,800	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 6.200%, 12/01/40	No Opt. Call	AA	4,305,628
10,750	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien, Build America Taxable Bond Series 2010B, 6.845%, 1/01/38	1/20 at 100.00	A2	12,403,135
11,390	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond Series 2010B, 6.900%, 1/01/40 (4)	No Opt. Call	AA	14,649,590
10,070	Chicago, Illinois, Water Revenue Bonds, Taxable Second Lien Series 2010B, 6.742%, 11/01/40 (4)	No Opt. Call	AA	13,569,728
16,890	Cook County, Illinois, General Obligation Bonds, Build America Taxable Bonds, Series 2010D, 6.229%, 11/15/34	No Opt. Call	AA	19,450,186
500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A, 6.100%, 4/01/15	10/12 at 100.00	Baa3	494,245
14,000	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3, 6.725%, 4/01/35	No Opt. Call	A	16,018,660
4,430	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009A, 6.184%, 1/01/34	No Opt. Call	AA–	5,701,543
71,830	Total Illinois			86,592,715
	Indiana – 0.9% (0.7% of Total Investments)
5,000	Indiana University, Consolidated Revenue Bonds, Build America Taxable Bonds, Series 2010B, 5.636%, 6/01/35	6/20 at 100.00	Aaa	5,504,500
	Kentucky – 1.7% (1.4% of Total Investments)
5,000	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project, Tender Option Bond Trust B002, 29.546%, 9/01/37 – AGC Insured (IF)	9/20 at 100.00	AA–	7,687,250

Nuveen Investments	15

Nuveen Build America Bond Fund (continued)
NBB	Portfolio of Investments
September 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$1,950	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43	No Opt. Call	AA	$2,578,505
6,950	Total Kentucky			10,265,755
	Louisiana – 3.9% (3.2% of Total Investments)
20,350	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Build America Taxable Bonds, Series 2010B, 6.087%, 2/01/45 (UB) (4)	2/20 at 100.00	AA	23,236,037
	Maryland – 0.6% (0.5% of Total Investments)
2,500	Maryland Transportation Authority, Transportation Facilities Projects Revenue Bonds, Build America Taxable Bonds, Series 2009B, 5.888%, 7/01/43	No Opt. Call	AA–	3,385,725
	Massachusetts – 0.9% (0.7% of Total Investments)
2,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Tender Option Bond Trust T0004, 25.410%, 6/01/40 (IF) (4)	No Opt. Call	AAA	5,350,700
	Michigan – 4.4% (3.5% of Total Investments)
12,650	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Build America Taxable Bond Series 2009B, 7.747%, 5/01/39	No Opt. Call	Aa2	16,153,924
3,315	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Taxable Turbo Series 2006A, 7.309%, 6/01/34	6/22 at 100.00	B2	2,670,962
5,885	Wayne County Building Authority, Michigan, General Obligation Bonds, Jail Facilities, Federally Taxable Recovery Zone Economic Development Series 2010, 10.000%, 12/01/40	12/20 at 100.00	BBB+	7,021,570
21,850	Total Michigan			25,846,456
	Missouri – 0.3% (0.2% of Total Investments)
1,290	Curators of the University of Missouri, System Facilities Revenue Bonds, Build America Taxable Bonds, Series 2009A, 5.960%, 11/01/39	No Opt. Call	AA+	1,714,707
	Nevada – 5.4% (4.4% of Total Investments)
8,810	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2	10,276,689
1,730	Clark County, Nevada, Airport System Revenue, Taxable Direct Payment Build America Bonds, Senior Series 2010C, 6.820%, 7/01/45	No Opt. Call	Aa2	2,492,100
8,800	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Build America Taxable Bonds, Series 2009C, 7.013%, 6/01/39	No Opt. Call	AA+	12,026,256
1,315	Las Vegas, Nevada, Certificates of Participation, City Hall Project, Build America Federally Taxable Bonds, Series 2009B, 7.800%, 9/01/39	9/19 at 100.00	AA–	1,548,084
4,000	North Las Vegas, Nevada, General Obligation Water and Wastewater Improvement Bonds, Build America Taxable Bonds, Series 2010A, 6.572%, 6/01/40	No Opt. Call	A	4,673,560
1,085	Reno, Nevada, 1999 Special Assessment District 2 Local Improvement Bonds, ReTRAC Project, Taxable Series 2006, 6.890%, 6/01/16	No Opt. Call	BBB	1,133,901
25,740	Total Nevada			32,150,590
	New Jersey – 3.8% (3.1% of Total Investments)
3,100	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2009F, 7.414%, 1/01/40	No Opt. Call	A+	4,634,035
12,505	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A, 7.102%, 1/01/41	No Opt. Call	A+	18,043,715
15,605	Total New Jersey			22,677,750
	New York – 12.7% (10.3% of Total Investments)
25,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Build America Taxable Bonds, Series 2010D, 5.600%, 3/15/40 (UB) (4)	No Opt. Call	AAA	31,777,000
5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Build America Taxable Bond Series 2010B, 5.850%, 5/01/41	No Opt. Call	A	5,792,750

16	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$4,980	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Build America Taxable Bonds, Series 2009A-1, 5.871%, 11/15/39	No Opt. Call	A	$6,025,501
2,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD, 5.952%, 6/15/42	No Opt. Call	AA+	3,619,272
2,025	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD, 5.952%, 6/15/42 (UB) (4)	No Opt. Call	AA+	2,824,288
1,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Taxable Tender Option Bonds Trust T30001-2, 26.608%, 6/15/44 (IF)	No Opt. Call	AA+	4,621,194
6,240	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40	No Opt. Call	AA–	8,379,010
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Build America Taxable Bonds, Series 2010G-1, 5.467%, 5/01/40 (4)	No Opt. Call	AAA	12,310,400
57,435	Total New York			75,349,415
	Ohio – 6.6% (5.3% of Total Investments)
	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B:
10,000	7.834%, 2/15/41	No Opt. Call	A	14,301,300
5,000	8.084%, 2/15/50	No Opt. Call	A	7,409,800
15,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build America Taxable Bonds, Series 2010, 6.038%, 11/15/40	11/20 at 100.00	AA+	17,476,650
30,000	Total Ohio			39,187,750
	Oregon – 3.0% (2.4% of Total Investments)
4,000	Oregon Department of Administrative Services, Certificates of Participation, Federally Taxable Build America Bonds, Tender Option Bond Trust TN-011, 26.524%, 5/01/35 (IF) (4)	5/20 at 100.00	AA	6,536,600
9,660	Warm Springs Reservation Confederated Tribes, Oregon, Tribal Economic Development Bonds, Hydroelectric Revenue Bonds, Pelton Round Butte Project, Refunding Series 2009A, 8.250%, 11/01/19	No Opt. Call	A3	11,322,583
13,660	Total Oregon			17,859,183
	Pennsylvania – 0.9% (0.7% of Total Investments)
2,250	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build America Taxable Bonds, Series 2009D, 6.218%, 6/01/39	No Opt. Call	AA	2,809,215
2,000	Pennsylvania State, General Obligation Bonds, Build America Taxable Bonds, Third Series 2010B, 5.850%, 7/15/30	7/20 at 100.00	AA+	2,294,660
4,250	Total Pennsylvania			5,103,875
	South Carolina – 5.8% (4.6% of Total Investments)
15,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2010C, 6.454%, 1/01/50	No Opt. Call	AA–	20,854,495
205	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Tender Option Bond Trust T30002, 29.291%, 1/01/50 (IF)	No Opt. Call	AA–	605,058
8,985	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2010C, 6.454%, 1/01/50 (UB)	No Opt. Call	AA–	12,491,846
24,190	Total South Carolina			33,951,399
	Tennessee – 3.2% (2.6% of Total Investments)
15,000	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Series 2010A-2, 7.431%, 7/01/43	No Opt. Call	A1	18,997,650

Nuveen Investments	17

Nuveen Build America Bond Fund (continued)
NBB	Portfolio of Investments
September 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 10.1% (8.1% of Total Investments)
$9,940	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build America Taxable Bonds, Series 09B, 7.088%, 1/01/42	No Opt. Call	A+	$12,099,863
10,000	North Texas Tollway Authority, System Revenue Bonds, Subordinate Lien Taxable Revenue Bonds, Federally Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30	2/20 at 100.00	Baa3	11,777,800
15,000	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bond Series 2009B, 6.718%, 1/01/49	No Opt. Call	A2	20,747,250
5,000	San Antonio, Texas, General Obligation Bonds, Build America Taxable Bonds, Series 2010B, 6.038%, 8/01/40	8/20 at 100.00	AAA	5,822,400
7,015	Texas State, General Obligation Bonds, Transportation Commission, Build America Taxable Bonds, Series 2009A, 5.517%, 4/01/39	No Opt. Call	Aaa	9,285,264
46,955	Total Texas			59,732,577
	Utah – 1.9% (1.5% of Total Investments)
5,000	Central Utah Water Conservancy District, Utah, Revenue Bonds, Federally Taxable Build America Bonds, Series 2010A, 5.700%, 10/01/40	4/20 at 100.00	AA+	5,326,250
5,415	Midvale Redevelopment Agency, Utah, Tax Increment and Sales Tax Revenue Bonds, Federally Taxable Build America Bonds, Series 2010, 6.250%, 5/01/34 – AGM Insured	5/20 at 100.00	AA–	5,830,872
10,415	Total Utah			11,157,122
	Vermont – 1.1% (0.9% of Total Investments)
5,000	University of Vermont and State Agricultural College, Revenue Bonds, Build America Bonds Series 2010, 6.428%, 10/01/44	No Opt. Call	Aa3	6,523,500
	Virginia – 3.2% (2.6% of Total Investments)
10,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Improvement Project, Build America Taxable Bonds, Series 2010D, 8.000%, 10/01/47	No Opt. Call	BBB	12,385,600
4,300	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009D, 7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	5,187,864
1,705	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Refunding Senior Lien Series 2007A1, 6.706%, 6/01/46	12/13 at 100.00	B2	1,159,178
16,005	Total Virginia			18,732,642
	Washington – 4.0% (3.2% of Total Investments)
5,000	Grays Harbor County Public Utility District 1, Washington, Electric System Revenue Bonds, Taxable Build America Bonds – Direct Payment, Series 2010A, 6.707%, 7/01/40	No Opt. Call	A1	6,099,150
5,000	Mason County Public Utility District 3, Washington, Electric Revenue Bonds, Build America Taxable Bonds, Series 2010B, 6.347%, 12/01/40	6/20 at 100.00	Aa3	5,401,350
2,505	Okanogan County Public Utility District 1, Washington, Electric System Revenue Bonds, Build America Taxable Bonds – Direct Payment, Series 2010B, 6.046%, 12/01/40	No Opt. Call	A1	3,055,424
4,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Federally Taxable Build America Bonds, Tender Option Bond Trust T0001, 24.289%, 2/01/40 (IF) (4)	No Opt. Call	Aa2	8,997,000
16,505	Total Washington			23,552,924
$573,445	Total Municipal Bonds (cost $619,427,978)			734,517,121

18	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 0.0% (0.0% of Total Investments)
$189	Repurchase Agreement with State Street Bank, dated 9/28/12, repurchase price $189,204, collateralized by $195,000 U.S. Treasury Notes, 0.375%, due 4/15/15, value $195,728	0.010%	10/01/12	$189,203
	Total Short-Term Investments (cost $189,203)			189,203
	Total Investments (cost $619,617,181) – 124.1%			734,706,324
	Borrowings – (15.0)% (5), (6)			(89,000,000)
	Floating Rate Obligations – (9.0)%			(53,090,000)
	Other Assets Less Liabilities – (0.1)% (7)			(696,964)
	Net Assets Applicable to Common Shares – 100%			$591,919,360

Investments in Derivatives at September 30, 2012
Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized	)	Fixed Rate Payment Frequency	Effective Date (8)	Termination Date	Unrealized Appreciation (Depreciation) (7)
Barclays Bank PLC	$60,500,000	Receive	1-Month USD-LIBOR	1.450%		Monthly	10/01/14	10/01/18	$(471,631)
JPMorgan	19,200,000	Receive	1-Month USD-LIBOR	1.193		Monthly	3/21/11	3/21/14	(277,189)
Morgan Stanley	19,200,000	Receive	1-Month USD-LIBOR	2.064		Monthly	3/21/11	3/21/16	(1,106,207)
Morgan Stanley	60,500,000	Receive	1-Month USD-LIBOR	1.764		Monthly	10/01/14	12/01/19	(735,502)
Morgan Stanley	135,000,000	Receive	3-Month USD-LIBOR	3.035		Semi-Annually	2/21/14	2/21/41	(7,669,166)
									$(10,259,695)

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)	Borrowings as a percentage of Total Investments is 12.1%.
(6)	The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.
(7)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at September 30, 2012.
(8)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments	19

Nuveen Build America Bond Opportunity Fund
NBD	Portfolio of Investments
September 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 111.4% (99.5% of Total Investments)
	California – 20.7% (18.4% of Total Investments)
$1,030	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Lien, Build America Federally Taxable Bond Series 2010S-1, 7.043%, 4/01/50	No Opt. Call	A+	$1,506,911
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build America Taxable Bond Series 2009G-2, 8.361%, 10/01/34	No Opt. Call	A2	1,922,775
2,000	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Tender Option Bond Trust TN027, 29.762%, 8/01/49 (IF) (4)	No Opt. Call	Aa1	5,698,400
3,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Projects I, Build America Taxable Bond Series 2010B, 7.618%, 8/01/40	No Opt. Call	AA–	4,071,660
2,650	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39	No Opt. Call	AA–	3,482,100
2,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender Option Bond Trust T0003, 29.607%, 7/01/42 (IF) (4)	No Opt. Call	AA	6,811,300
1,000	Oakland Redevelopment Agency, California, Subordinated Housing Set Aside Revenue Bonds, Federally Taxable Series 2011A-T, 7.500%, 9/01/19	No Opt. Call	A	1,140,370
2,175	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Build America Taxable Bonds Series 2010A, 5.911%, 4/01/48	No Opt. Call	AAA	2,962,589
2,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond Trust B001, 29.197%, 11/01/41 (IF)	No Opt. Call	AA–	3,126,200
315	Stanton Redevelopment Agency, California, Consolidated Project Tax Allocation Bonds, Series 2011A, 7.000%, 12/01/19	No Opt. Call	A–	345,209
3,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Build America Taxable Bonds, Series 2010H, 6.548%, 5/15/48	No Opt. Call	Aa2	3,977,190
20,670	Total California			35,044,704
	Colorado – 4.7% (4.2% of Total Investments)
4,000	Colorado State Bridge Enterprise Revenue Bonds, Federally Taxable Build America Series 2010A, 6.078%, 12/01/40	No Opt. Call	AA	5,228,200
2,000	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, FasTracks Project, Build America Series 2010B, 5.844%, 11/01/50	No Opt. Call	AA+	2,762,860
6,000	Total Colorado			7,991,060
	Connecticut – 0.7% (0.6% of Total Investments)
1,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic Development Bond Series 2010B, 12.500%, 4/01/39	4/20 at 100.00	N/R	1,180,570
	District of Columbia – 0.6% (0.5% of Total Investments)
800	District of Columbia, Income Tax Secured Revenue Bonds, Build America Taxable Bonds, Series 2009E, 5.591%, 12/01/34 (4)	No Opt. Call	AAA	1,006,968
	Georgia – 3.3% (3.0% of Total Investments)
2,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Taxable Build America Bonds Series 2010A, 6.637%, 4/01/57	No Opt. Call	A+	2,359,700
3,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57	No Opt. Call	A–	3,292,230
5,000	Total Georgia			5,651,930

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 14.8% (13.2% of Total Investments)
$3,575	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 6.200%, 12/01/40	No Opt. Call	AA	$4,050,690
1,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien, Build America Taxable Bond Series 2010B, 6.845%, 1/01/38	1/20 at 100.00	A2	1,153,780
5,080	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond Series 2010B, 6.900%, 1/01/40 (4)	No Opt. Call	AA	6,533,790
3,000	Chicago, Illinois, Water Revenue Bonds, Taxable Second Lien Series 2010B, 6.742%, 11/01/40 (4)	No Opt. Call	AA	4,042,620
1,000	Cook County, Illinois, General Obligation Bonds, Build America Taxable Bonds, Series 2010D, 6.229%, 11/15/34	No Opt. Call	AA	1,151,580
500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A, 6.100%, 4/01/15	10/12 at 100.00	Baa3	494,245
2,000	Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-5, 7.350%, 7/01/35	No Opt. Call	A	2,419,620
4,110	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009A, 6.184%, 1/01/34	No Opt. Call	AA–	5,289,693
20,265	Total Illinois			25,136,018
	Indiana – 2.7% (2.4% of Total Investments)
3,480	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds, Series 2010B-2, 6.116%, 1/15/40	No Opt. Call	AA+	4,648,132
	Kentucky – 2.3% (2.1% of Total Investments)
3,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43	No Opt. Call	AA	3,966,930
	Massachusetts – 3.1% (2.8% of Total Investments)
2,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Tender Option Bond Trust T0004, 25.410%, 6/01/40 (IF) (4)	No Opt. Call	AAA	5,350,700
	Michigan – 4.3% (3.8% of Total Investments)
3,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Build America Taxable Bond Series 2010B, 6.845%, 5/01/40	5/20 at 100.00	Aa2	3,241,680
2,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Taxable Turbo Series 2006A, 7.309%, 6/01/34	6/22 at 100.00	B2	1,611,440
2,000	Wayne County Building Authority, Michigan, General Obligation Bonds, Jail Facilities, Federally Taxable Recovery Zone Economic Development Series 2010, 10.000%, 12/01/40	12/20 at 100.00	BBB+	2,386,260
7,000	Total Michigan			7,239,380
	Mississippi – 1.9% (1.7% of Total Investments)
2,585	Mississippi State, General Obligation Bonds, Build America Taxable Bond Series 2010F, 5.245%, 11/01/34	No Opt. Call	AA+	3,147,832
	Missouri – 1.1% (1.0% of Total Investments)
250	Curators of the University of Missouri, System Facilities Revenue Bonds, Build America Taxable Bonds, Series 2009A, 5.960%, 11/01/39	No Opt. Call	AA+	332,308
1,150	Curators of the University of Missouri, System Facilities Revenue Bonds, Build America Taxable Bonds, Series 2010, 5.792%, 11/01/41	No Opt. Call	AA+	1,502,372
1,400	Total Missouri			1,834,680
	Nevada – 2.5% (2.2% of Total Investments)
1,950	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2	2,274,636
1,340	Clark County, Nevada, Airport System Revenue, Taxable Direct Payment Build America Bonds, Senior Series 2010C, 6.820%, 7/01/45	No Opt. Call	Aa2	1,930,297
3,290	Total Nevada			4,204,933

Nuveen Investments	21

Nuveen Build America Bond Opportunity Fund (continued)
NBD	Portfolio of Investments
September 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 7.1% (6.4% of Total Investments)
$3,055	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2010C, 5.754%, 12/15/28	No Opt. Call	A+	$3,649,381
4,000	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A, 7.102%, 1/01/41	No Opt. Call	A+	5,771,680
2,070	Rutgers State University, New Jersey, Revenue Bonds, Build America Taxable Bond Series 2010H, 5.665%, 5/01/40	No Opt. Call	AA	2,649,621
9,125	Total New Jersey			12,070,682
	New York – 14.6% (13.1% of Total Investments)
2,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust B004, 24.069%, 3/15/40 (IF)	No Opt. Call	AAA	4,710,800
2,025	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2010A, 6.668%, 11/15/39	11/33 at 100.00	A	2,673,972
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA, 5.440%, 6/15/43 (4)	No Opt. Call	AA+	3,861,180
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Taxable Tender Option Bonds Trust T30001-2, 26.608%, 6/15/44 (IF)	No Opt. Call	AA+	5,794,600
3,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40	No Opt. Call	AA–	4,699,765
2,500	New York City, New York, General Obligation Bonds, Federally Taxable Build America Bonds, Series 2010-F1, 6.646%, 12/01/31	12/20 at 100.00	AA	3,072,800
15,025	Total New York			24,813,117
	North Carolina – 1.0% (0.9% of Total Investments)
1,400	North Carolina Turnpike Authority, Triangle Expressway System State Annual Appropriation Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2009B, 6.700%, 1/01/39	1/19 at 100.00	AA	1,625,834
	Ohio – 3.9% (3.5% of Total Investments)
3,000	American Municipal Power Inc., Ohio, Meldahl Hydroelectric Projects Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 7.499%, 2/15/50	No Opt. Call	A	4,119,330
2,150	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build America Taxable Bonds, Series 2010, 6.038%, 11/15/40	11/20 at 100.00	AA+	2,504,987
5,150	Total Ohio			6,624,317
	Pennsylvania – 1.8% (1.6% of Total Investments)
2,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2010B, 5.511%, 12/01/45	No Opt. Call	Aa3	3,012,050
	South Carolina – 9.4% (8.4% of Total Investments)
2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2010C, 6.454%, 1/01/50	No Opt. Call	AA–	2,780,600
205	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Tender Option Bond Trust T30002, 29.291%, 1/01/50 (IF)	No Opt. Call	AA–	605,058
8,985	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2010C, 6.454%, 1/01/50 (UB)	No Opt. Call	AA–	12,491,846
11,190	Total South Carolina			15,877,504
	Tennessee – 2.1% (1.9% of Total Investments)
3,000	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B, 6.731%, 7/01/43	No Opt. Call	Aa2	3,600,660

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 5.4% (4.8% of Total Investments)
$1,810	Board of Regents, University of Texas System, Financing System Revenue Bonds, Build America Taxable Bonds, Series 2009B, 6.276%, 8/15/41	8/19 at 100.00	AAA	$2,155,022
2,000	Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue Bonds, Build America Taxable Bonds, Series 2009B, 5.999%, 12/01/44	No Opt. Call	AA+	2,761,020
2,000	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build America Taxable Bonds, Series 09B, 7.088%, 1/01/42	No Opt. Call	A+	2,434,580
1,500	North Texas Tollway Authority, System Revenue Bonds, Subordinate Lien Taxable Revenue Bonds, Federally Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30	2/20 at 100.00	Baa3	1,766,670
7,310	Total Texas			9,117,292
	Virginia – 2.7% (2.4% of Total Investments)
2,110	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009D, 7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	2,545,673
3,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Refunding Senior Lien Series 2007A1, 6.706%, 6/01/46	12/13 at 100.00	B2	2,039,610
5,110	Total Virginia			4,585,283
	Washington – 0.7% (0.6% of Total Investments)
1,000	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Build America Taxable Bond Series 2010B, 6.790%, 7/01/40	No Opt. Call	Aa3	1,237,260
$137,300	Total Municipal Bonds (cost $140,863,918)			188,967,836

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 0.6% (0.5% of Total Investments)
$941	Repurchase Agreement with State Street Bank, dated 9/28/12, repurchase price $940,711, collateralized by $960,000 U.S. Treasury Notes, 0.375%, due 4/15/15, value $963,583	0.010%	10/01/12	$940,710
	Total Short-Term Investments (cost $940,710)			940,710
	Total Investments (cost $141,804,628) – 112.0%			189,908,546
	Borrowings – (6.8)% (5), (6)			(11,500,000)
	Floating Rate Obligations – (4.2)%			(7,190,000)
	Other Assets Less Liabilities – (1.0)% (7)			(1,640,804)
	Net Assets Applicable to Common Shares – 100%			$169,577,742

Nuveen Investments	23

Nuveen Build America Bond Opportunity Fund (continued)
NBD	Portfolio of Investments
September 30, 2012 (Unaudited)

Investments in Derivatives at September 30, 2012
Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Termination Date	Unrealized Appreciation (Depreciation) (7)
Barclays Bank PLC	$11,200,000	Receive	1-Month USD-LIBOR	2.240%	Monthly	12/17/10	12/17/15	$(676,140)
Barclays Bank PLC	14,750,000	Receive	1-Month USD-LIBOR	1.450	Monthly	10/01/14	10/01/18	(114,984)
Barclays Bank PLC	20,000,000	Receive	3-Month USD-LIBOR	2.863	Semi-Annually	2/14/13	2/14/42	(943,378)
Morgan Stanley	11,200,000	Receive	1-Month USD-LIBOR	1.295	Monthly	12/17/10	12/17/13	(150,739)
Morgan Stanley	14,750,000	Receive	1-Month USD-LIBOR	1.875	Monthly	10/01/14	6/01/20	(200,785)
Morgan Stanley	15,000,000	Receive	3-Month USD-LIBOR	3.035	Semi-Annually	2/21/14	2/21/41	(852,130)
Morgan Stanley	18,000,000	Receive	3-Month USD-LIBOR	3.098	Semi-Annually	1/24/14	1/24/41	(1,285,570)
								$(4,223,726)

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)	Borrowings as a percentage of Total Investments is 6.1%.
(6)	The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.
(7)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at September 30, 2012.
(8)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of
Assets & Liabilities
September 30, 2012 (Unaudited)

	Build America	Build America
	Bond	Bond Opportunity
	(NBB )	(NBD )
Assets
Investments, at value (cost $619,617,181 and $141,804,628, respectively)	$734,706,324	$189,908,546
Receivable for interest	12,851,345	3,465,330
Other assets	81,435	13,527
Total assets	747,639,104	193,387,403
Liabilities
Borrowings	89,000,000	11,500,000
Floating rate obligations	53,090,000	7,190,000
Unrealized depreciation on swaps	10,259,695	4,223,726
Payable for dividends	2,723,472	696,673
Accrued expenses:
Interest on borrowings	61,349	6,541
Management fees	392,857	116,987
Trustees fees	15,296	1,013
Other	177,075	74,721
Total liabilities	155,719,744	23,809,661
Net assets	$591,919,360	$169,577,742
Shares outstanding	26,461,985	7,205,250
Net asset value per share outstanding	$22.37	$23.54
Net assets consist of:
Shares, $.01 par value per share	$264,620	$72,053
Paid-in surplus	504,137,904	137,235,389
Undistributed (Over-distribution of) net investment income	(463,484)	(4,517)
Accumulated net realized gain (loss)	(16,849,128)	(11,605,375)
Net unrealized appreciation (depreciation)	104,829,448	43,880,192
Net assets	$591,919,360	$169,577,742
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of
Operations
Six Months Ended September 30, 2012 (Unaudited)

	Build America	Build America
	Bond	Bond Opportunity
	(NBB )	(NBD )
Investment Income	$20,675,222	$5,612,785
Expenses
Management fees	2,327,389	761,509
Shareholder servicing agent fees and expenses	580	1,445
Interest expense	556,816	65,704
Custodian’s fees and expenses	42,764	13,161
Trustees’ fees and expenses	8,804	2,257
Professional fees	55,332	31,945
Shareholder reporting expenses	34,651	10,479
Stock exchange listing fees	4,227	4,227
Investor relations expense	37,965	9,705
Other expenses	18,229	3,233
Total expenses before custodian fee credit	3,086,757	903,665
Custodian fee credit	(11)	(270)
Net expenses	3,086,746	903,395
Net investment income (loss)	17,588,476	4,709,390
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,579,752	633,857
Swaps	(265,237)	(168,419)
Change in net unrealized appreciation (depreciation) of:
Investments	36,778,298	12,623,400
Swaps	(15,486,693)	(6,194,422)
Net realized and unrealized gain (loss)	25,606,120	6,894,416
Net increase (decrease) in net assets from operations	$43,194,596	$11,603,806

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of
Changes in Net Assets (Unaudited)

	Build America Bond (NBB)		Build America Bond Opportunity (NBD)
	Six Months Ended 9/30/12	Year Ended 3/31/12	Six Months Ended 9/30/12	Year Ended 3/31/12
Operations
Net investment income (loss)	$17,588,476	$36,070,542	$4,709,390	$10,464,282
Net realized gain (loss) from:
Investments	4,579,752	10,354,784	633,857	5,446,504
Swaps	(265,237)	(28,929,551)	(168,419)	(17,195,666)
Change in net unrealized appreciation (depreciation) of:
Investments	36,778,298	92,493,528	12,623,400	32,826,692
Swaps	(15,486,693)	(6,130,055)	(6,194,422)	1,817,779
Net increase (decrease) in net assets from operations	43,194,596	103,859,248	11,603,806	33,359,591
Distributions to Shareholders
From net investment income	(17,226,752)	(36,927,700)	(4,604,155)	(10,753,836)
Decrease in net assets from distributions to shareholders	(17,226,752)	(36,927,700)	(4,604,155)	(10,753,836)
Net increase (decrease) in net assets	25,967,844	66,931,548	6,999,651	22,605,755
Net assets at the beginning of period	565,951,516	499,019,968	162,578,091	139,972,336
Net assets at the end of period	$591,919,360	$565,951,516	$169,577,742	$162,578,091
Undistributed (Over-distribution of) net investment income at the end of period	$(463,484)	$(825,208)	$(4,517)	$(109,752)

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of
Cash Flows
Six Months Ended September 30, 2012 (Unaudited)

	Build America	Build America
	Bond	Bond Opportunity
	(NBB )	(NBD )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$43,194,596	$11,603,806
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(86,057,067)	(15,143,295)
Proceeds from sales and maturities of investments	40,527,012	4,429,803
Proceeds from (Purchases of) short-term investments, net	826,330	(940,710)
Proceeds from (Payments for) swap contracts, net	(265,237)	(168,419)
Amortization (Accretion) of premiums and discounts, net	162,146	(3,929)
(Increase) Decrease in:
Receivable for interest	(584,148)	(140,009)
Other assets	(40,188)	16,117
Increase (Decrease) in:
Accrued interest on borrowings	25,297	6,541
Accrued management fees	9,510	2,274
Accrued trustees fees	2,579	26
Accrued other expenses	(25,695)	(5,695)
Net realized (gain) loss from:
Investments	(4,579,752)	(633,857)
Swaps	265,237	168,419
Change in net unrealized (appreciation) depreciation of:
Investments	(36,778,298)	(12,623,400)
Swaps	15,486,693	6,194,422
Net cash provided by (used in) operating activities	(27,830,985)	(7,237,906)
Cash Flows from Financing Activities:
Increase (Decrease) in Borrowings	45,000,000	11,500,000
Cash distributions paid to shareholders	(17,169,015)	(4,563,237)
Net cash provided by (used in) financing activities	27,830,985	6,936,763
Net Increase (Decrease) in Cash	—	(301,143)
Cash at the beginning of period	—	301,143
Cash at the End of Period	$—	$—

Supplemental Disclosure of Cash Flow Information

Cash paid for interest (excluding borrowing costs) was $395,594 and $23,400 for Build America Bond (NBB) and Build America Bond Opportunity (NBD), respectively.

See accompanying notes to financial statements.

28	Nuveen Investments

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Nuveen Investments	29

Financial
Highlights (Unaudited)

Selected data for a Common share outstanding throughout each period:

		Investment Operations				Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)	(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Offering Costs	Ending Net Asset Value	Ending Market Value
Build America Bond (NBB)
Year Ended 3/31:
2013(g)	$21.39	$.66		$.97	$1.63	$(.65)	$—	$(.65)	$—	$22.37	$21.40
2012	18.86	1.36		2.57	3.93	(1.40)	—	(1.40)	—	21.39	20.18
2011(e)	19.10	1.19		(.22)	.97	(1.17)	—	(1.17)	(0.04)	18.86	18.06

Build America Bond Opportunity (NBD)
Year Ended 3/31:
2013(g)	22.56	.65		.97	1.62	(.64)	—	(.64)	—	23.54	22.05
2012	19.43	1.45		3.17	4.62	(1.49)	—	(1.49)	—	22.56	20.97
2011(f)	19.10	.47		.28	.75	(.38)	—	(.38)	(0.04)	19.43	18.63

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Build America Bond (NBB)
Year Ended 3/31:
2013(g)	$89,000	$7,651
2012	44,000	13,863
2011(e)	44,000	12,341

Build America Bond Opportunity (NBD)
Year Ended 3/31:
2013(g)	11,500	15,746
2012	—	—
2011(f)	—	—

30	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets(c)
Based on Market Value (b)	Based on Net Asset Value	(b)	Ending Net Assets (000)	Expenses	(d)	Net Investment Income (Loss	)	Portfolio Turnover Rate

9.36%	7.68%		$591,919	1.06	%*	6.02	%*	6%
19.92	21.29		565,952	1.05		6.63		18
(3.99)	4.90		499,020	1.11	*	6.70	*	100

8.27	7.22		169,578	1.07	*	5.60	*	2
21.00	24.34		162,578.97			6.74		7
(4.96)	3.73		139,972.87		*	6.90	*	77

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)
The expense ratios reflect, among other things, interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, and/or all interest expense paid and other costs related to borrowings, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities and in Footnote 8 – Borrowing Arrangements, respectively, as follows:

Build America Bond (NBB)
Year Ended 3/31:
2013(g)	.19	%*
2012	.18
2011(e)	.24	*

Build America Bond Opportunity (NBD)
Year Ended 3/31:
2013(g)	.08	%*
2012	—
2011(f)	—

(e)	For the period April 27, 2010 (commencement of operations) through March 31, 2011.
(f)	For the period November 23, 2010 (commencement of operations) through March 31, 2011.
(g)	For the six months ended September 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	31

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are Nuveen Build America Bond Fund (NBB) and Nuveen Build America Bond Opportunity Fund (NBD) (each a “Fund” and collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

Each Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. Each Fund’s secondary investment objective is to seek enhanced portfolio value and total return. The Funds seek to achieve their investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as Build America Bonds (or “BABs”), which make up 80% of their managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates). BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009, which offer municipal issuers a federal subsidy equal to 35% of a bond’s interest payments. Under normal circumstances, the Funds may invest 20% of their managed assets in securities other than BABs, including taxable and tax-exempt municipal securities, U.S. Treasury and other U.S. government agency securities. At least 80% of each Fund’s managed assets will be invested in securities that are investment grade quality at the time of purchase, as rated by at least one independent rating agency or judged to be of comparable quality by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (Nuveen). In addition, each Fund will use an integrated leverage and hedging strategy that the Fund has the potential to enhance income and risk-adjusted total return over time. Each Fund may employ leverage instruments such as borrowings, including loans from certain financial institutions, and portfolio investments that have the economic effect of leverage, including investments in inverse floating rate securities. Each Fund’s overall goal is to outperform over time the Barclays Build America Bond Index, an unleveraged index representing the BABs market, while maintaining a comparable overall level of interest rate risk.

The BAB program expired on December 31, 2010, and was not renewed. Build America Bond (NBB) and Build American Bond Opportunity (NBD) each have contingent term provisions stating that if there are no new issuances of BABs or similarly U.S. Treasury-subsidized taxable municipal bonds for any twenty-four month period ending on or before December 31, 2014, Build America Bond (NBB) and Build American Bond Opportunity (NBD) will terminate on or around June 30, 2020, and December 31, 2020, respectively.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds and swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be

32	Nuveen Investments

the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2012, the Funds had no such outstanding purchase commitments.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Dividends to shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund

Nuveen Investments	33

Notes to
Financial Statements (Unaudited) (continued)

the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the six months ended September 30, 2012, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At September 30, 2012, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Maximum exposure to Recourse Trusts	$91,190,000		$40,810,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the Funds during the six months ended September 30, 2012, were as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Average floating rate obligations outstanding	$53,090,000		$7,190,000
Average annual interest rate and fees	0.67%		0.65%

Swap Contracts
Each Fund is authorized to enter into interest rate swap and forward interest rate swap contracts (“swap contracts”) consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality), and is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of swap contracts is intended to help the Fund manage the duration of its portfolio, its interest cost of leverage and its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market.

Interest rate swap contracts involve each Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying a Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation on a swap contract is based on the notional amount and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s swap commitment will increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increase or decrease. Swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on swaps, net” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a swap contract is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Once periodic payments are settled in cash, they are combined with the net realized gain or loss recorded upon the termination of the swap contracts.

34	Nuveen Investments

For tax purposes, periodic payments are treated as ordinary income or expense. Net realized gains and losses on swap contracts during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.”

During the six months ended September 30, 2012, each Fund entered into swap contracts to reduce the duration of its portfolio as well as to fix its interest cost of leverage. The average notional amount of swap contracts outstanding during the six months ended September 30, 2012, was as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Average notional amount of swap contracts outstanding*	$213,733,333		$85,233,333

*
Includes both interest rate and forward interest rate swap contracts. The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	35

Notes to
Financial Statements (Unaudited) (continued)

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Build America Bond (NBB)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$734,517,121	$—	$734,517,121
Short-Term Investments:
Repurchase Agreements	—	189,203	—	189,203
Derivatives:
Swaps**	—	(10,259,695)	—	(10,259,695)
Total	$—	$724,446,629	$—	$724,446,629

Build America Bond Opportunity (NBD)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$188,967,836	$—	$188,967,836
Short-Term Investments:
Repurchase Agreements	—	940,710	—	940,710
Derivatives:
Swaps**	—	(4,223,726)	—	(4,223,726)
Total	$—	$185,684,820	$—	$185,684,820

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees.  The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee.  When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding

36	Nuveen Investments

any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of September 30, 2012, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Build America Bond (NBB)		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	—	$ —	Unrealized depreciation
				on swaps	$(10,259,695)

Build America Bond Opportunity (NBD)		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	—	$ —	Unrealized depreciation
				on swaps	$ (4,223,726)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (deprecation) recognized for the six months ended September 30, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

	Build		Build America
	America		Bond
	Bond		Opportunity
Net Realized Gain (Loss) from Swaps	(NBB	)	(NBD	)
Risk Exposure
Interest Rate	$(265,237)		$(168,419)

	Build		Build America
	America		Bond
	Bond		Opportunity
Change in Net Unrealized Appreciation (Depreciation) of Swaps	(NBB	)	(NBD	)
Risk Exposure
Interest Rate	$(15,486,693)		$(6,194,422)

Nuveen Investments	37

Notes to
Financial Statements (Unaudited) (continued)

4. Fund Shares
Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding shares.

Transactions in shares were as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB)		(NBD)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	9/30/12	3/31/12	9/30/12	3/31/12
Shares issued to shareholders due to reinvestment of distributions	—	—	—	—

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended September 30, 2012, were as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Purchases	$86,057,067		$15,143,295
Sales and maturities	40,527,012		4,429,803

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Cost of investments	$566,449,051		$134,657,998
Gross unrealized:
Appreciation	$115,442,836		$48,060,211
Depreciation	(279,467)		(3,566)
Net unrealized appreciation (depreciation) of investments	$115,163,369		$48,056,645

Permanent differences, primarily due to federal taxes paid and notional principal contracts reclassifications, resulted in reclassifications among the Funds’ components of net assets at March 31, 2012, the Funds’ last tax year end, as follows:

	Build	Build America
	America	Bond
	Bond	Opportunity
	(NBB )	(NBD )
Paid-in surplus	$(23,188)	$(24,833)
Undistributed (Over-distribution of) net investment income	(515,379)	(365,806)
Accumulated net realized gain (loss)	538,567	390,639

38	Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains at March 31, 2012, the Funds’ last tax year end, were as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Undistributed net ordinary income*	$2,400,192		$664,044
Undistributed net long-term capital gains	—		—

*
Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on March 1, 2012, and paid on April 2, 2012.

The tax character of distributions paid during the Funds’ last tax year ended March 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Distributions from net ordinary income*	$37,152,627		$10,894,339
Distributions from net long-term capital gains	—		—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

During the Funds’ last tax year ended March 31, 2012, the following Fund utilized its capital loss carryforwards as follows:

	Build
	America
	Bond
	(NBB	)
Utilized capital loss carryforwards	$294,209

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred by the Funds after December 31, 2010 will not be subject to expiration. Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

	Build America
	Bond
	Opportunity
	(NBD	)
Post-enactment losses:
Short-term	$318,228
Long-term	—

The Funds have elected to defer losses incurred from November 1, 2011 through March 31, 2012, the Funds’ last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Post-October capital losses	$21,911,366		$11,752,585
Late-year ordinary losses	—		—

Nuveen Investments	39

Notes to
Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3875

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2012, the complex-level fee rate for these Funds was .1695%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

40	Nuveen Investments

8. Borrowing Arrangements
As part of their investment strategies the Funds have each entered into a committed secured 364-day line of credit (“Borrowings”) with its custodian bank to employ leverage. Each Fund’s maximum commitment amount under these Borrowings is as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Maximum commitment amount	$100,000,000		$25,000,000

Build America Bond Opportunity (NBD) began to draw on its Borrowings on September 10, 2012.

As of September 30, 2012, each Fund’s outstanding balance on its Borrowings was as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Outstanding balance on Borrowings	$89,000,000		$11,500,000

During the six months ended September 30, 2012, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)*
Average daily balance outstanding	$49,163,934		$11,500,000
Average annual interest rate	0.97%		0.97%

*	For the period September 10, 2012 through September 30, 2012.

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund’s portfolio of investments. Interest expense incurred on the Borrowings for each Fund is calculated at a rate per annum equal to the higher of the overnight Federal Funds rate plus .80% or the overnight London Inter-bank Offered Rate (LIBOR) plus .80%.

In addition to the interest expense, the Funds each pay a .15% per annum facility fee, based on the maximum commitment amount of the Borrowings through the renewal date.

On May 23, 2012, Build America Bond (NBB) entered into a new 364-day secured line of credit, at which time the maximum commitment amount decreased from $125 million to $100 million. The Fund paid a one-time closing fee of .10% on the maximum commitment amount of the Borrowings, which will be fully expensed through the expiration date of the Borrowings on May 22, 2013. All other terms of the Borrowings remain unchanged.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and fees incurred on each Fund’s borrowed amount and undrawn balance is recognized as a component of “Interest expense” on the Statement of Operations.

9. New Accounting Pronouncements
Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013.  At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments	41

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

42	Nuveen Investments

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board visited with the Sub-Advisor’s municipal team in Minneapolis in September 2011, and with the Sub-Advisor’s municipal team in Chicago in November 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The

Nuveen Investments	43

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal

44	Nuveen Investments

support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of the insurance mandate on several funds; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings, share repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter and one-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter and one-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

Nuveen Investments	45

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Group of each Fund was classified as having significant differences from the respective Fund based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

As noted above, each Fund had significant differences from its respective Performance Peer Group. Therefore, the Independent Board Members considered the Funds’ performance compared to their benchmarks. In this regard, the Independent Board Members noted that although each Fund underperformed its respective benchmark for the one-year period, each Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. Notwithstanding the foregoing, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.   Fees, Expenses and Profitability

1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees

46	Nuveen Investments

and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Funds each had net management fees and net expense ratios (including fee waivers and expense reimbursements) below their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that

Nuveen Investments	47

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent

48	Nuveen Investments

Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously

Nuveen Investments	49

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

50	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	51

Reinvest Automatically,
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

52	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Barclays Build America Bond Index: An unleveraged index that comprises all direct pay Build America Bonds that are SEC-regulated, taxable, dollar-denominated and have at least one year to final maturity, at least $250 million par amount outstanding, and are determined to be investment grade by Barclays. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indices.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate

Nuveen Investments	53

Glossary of Terms
Used in this Report (continued)

certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

54	Nuveen Investments

Additional Fund Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank
& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their common shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	55

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of September 30, 2012.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com
ESA-C-0912D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Build America Bond Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 6, 2012

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: December 6, 2012